                                                                   EXHIBIT 10.13


                    SECURITY AGREEMENT dated as of December 9, 1996 among
               BRYLANE, L.P., a Delaware limited partnership (the "Borrower"),
                                                                   --------
               the subsidiaries of the Borrower listed on Schedule 1 hereto and such other subsidiaries of the Borrower as shall become parties hereto pursuant to Section 6.16 hereof (collectively, the

               "Subsidiary Grantors", the Borrower and the Subsidiary Grantors
               --------------------
               being collectively called the "Grantors"); and MORGAN GUARANTY
                                              --------
               TRUST COMPANY OF NEW YORK, as security agent (in such capacity, the "Security Agent") for the Secured Parties, as defined herein.
                    --------------


          Reference is made to the Credit Agreement dated as of December 9, 1996 (as amended from time to time, the "Credit Agreement"), among the Borrower, the
                                    ----------------
lenders party thereto (the "Lenders"), Morgan Guaranty Trust Company of New
                            -------
York, as administrative agent (in such capacity, the "Administrative Agent") and
                                                      --------------------
Merrill Lynch Capital Corporation, as documentation agent (in such capacity, the "Documentation Agent"). The Lenders have agreed to extend credit to the
 -------------------
Borrower pursuant to, and subject to the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of a security agreement in the form hereof to secure
(a) the due and punctual payment by the Borrower of (i) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter or Letters of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (iv) all other monetary obligations of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to
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which the Borrower is or is to be a party, and (v) each payment required to be made by the Borrower under any Rate Protection Agreement entered into by the Borrower with a counterparty that was a Lender at the time such Rate Protection Agreement was entered into, (b) the due and punctual performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party, (c) the due and punctual performance of all obligations of the Borrower under each Rate Protection Agreement entered into with any counterparty that was a Lender at the time such Rate Protection Agreement was entered into and (d) the due and punctual payment and performance of all obligations of each Subsidiary under the Loan Documents to which it is or is to be a party (all the foregoing obligations being collectively called the "Obligations").
                         -----------

          Accordingly, the Grantors and the Security Agent hereby agree as follows:


ARTICLE I.  DEFINITIONS

          SECTION 1.01.  Terms Defined in the Credit Agreement.  Terms used
                         --------------------------------------
herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          SECTION 1.02.  Definition of Certain Terms Used Herein.  As used
                         ----------------------------------------
herein, the following terms shall have the following meanings:

          "Collateral" shall mean all (i) Documents, (ii) General Intangibles
           ----------
and (iii) Proceeds.

          "Copyright License" shall mean any written agreement, now or hereafter
           -----------------
in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any

Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "Copyrights" shall mean all of the following now owned or hereafter
           ----------
acquired by any Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copy right in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I.

          "Credit Agreement" shall have the meaning assigned to such term in the
           ----------------
preliminary statement of this Agreement.

          "Documents" shall mean all instruments, files, records, ledger sheets
           ---------
and documents covering or relating to any of the Collateral.

          "General Intangibles" shall mean all choses in action and causes of
           -------------------
action and all other assignable intangible personal property of any Grantor of every kind and nature (other than accounts receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, mailing/customer lists, contract rights (including rights under leases, whether entered into as lessor or lessee, Rate Protection Agreements, the Trademark Agreements, the Transaction Agreement, the Asset Purchase Agreements and other agreements), Intellectual Property, Partnership Interests, goodwill, registrations, franchises and tax refund claims.

          "Intellectual Property" shall mean all intellectual and similar
           ---------------------
property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "License" shall mean any Trademark License, Copyright License or other
           -------
license or sublicense to which any Grantor is a party, including those listed on
Schedule II.

          "Obligations" shall have the meaning assigned to such term in the
           -----------
preliminary statement of this Agreement.

          "Partnership Interests" shall mean any interest of any Grantor in any
           ---------------------
general or limited partnership, whether as a general partner or limited partner, and all rights of such Grantor in respect thereof, including any and all such interests and rights of any Grantor as a partner in any Subsidiary that is a partnership.

          "Perfection Certificate" means a certificate substantially in the form
           ----------------------
of Exhibit I to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a financial officer of the Borrower.

          "Proceeds" shall mean any consideration received from the sale,
           --------
exchange, license, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral (it being understood that "Proceeds" shall not include inventory or other tangible personal property or any revenues generated by the Grantors in the ordinary course of their respective businesses using trademarks and tradenames constituting Collateral) and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include any claim of any

Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (ii) past, present or future breach of any License, (iii) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Parties" shall mean (a) the Lenders party to the Credit
           ---------------
Agreement, (b) each counterparty to a Rate Protection Agreement entered into with the Borrower, if such counterparty was a Lender at the time such Rate Protection Agreement was entered into, (c) the Agent, the Security Agent, the Documentation Agent and the Issuing Banks, in their capacities as such under each Loan Document, (d) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, and (e) the successors and assigns of the foregoing.

          "Security Interest" shall have the meaning as signed to such term in
           -----------------
Section 2.01.

          "Trademark License" shall mean any written agreement (including the
           -----------------
Trademark Agreements), now or hereafter in effect, (a) granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, and all rights of such Grantor under any such agreement, or (b) granting to such Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "Trademarks" shall mean all of the following now owned or hereafter
           ----------
acquired (including acquisition of rights in respect thereof pursuant to a Trademark License) by any Grantor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (ii) all goodwill associated therewith or symbolized thereby, and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.


ARTICLE II.  SECURITY INTEREST

          SECTION 2.01.  Security Interest.  As security for the payment or
                         ------------------
performance, as the case may be, of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Security Agent, its successors and its assigns, for the benefit of the Secured Parties, and hereby grants to the Security Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the generality of
                     -----------------
the foregoing, the Borrower hereby assigns, as collateral security, to the Security Agent all its right, title and interest in, to and under the Acquisition Agreements, the Trademark Agreements and the Transaction Agreement (which assignment also shall constitute part of the Security Interest). The Security Agent is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States

Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, naming any Grantor or the Grantors as debtors and the Security Agent as secured party.

          Anything in this Section 2.01 to the contrary notwithstanding, no Grantor shall be deemed to have borrowed, sold, conveyed, assigned, set over, mortgaged, pledged, hypothecated or transferred, or to have granted a security interest in, any contract right (including any lease), or in any of such Grantor's right, title or interest therein, thereto or thereunder, if any such action, without the consent of a third party thereto, would constitute a breach or other contravention thereof; provided that the foregoing shall not apply to the Acquisitions Agreements, the Trademark Agreements (except for the agreements referred to in clause (ii) of the definition thereof), the Transaction Agreement or the partnership agreement of any partnership that is a Subsidiary. The Grantors shall use their best efforts, upon the request of the Security Agent, to obtain the consent of any such third party required with respect to any contract right which is material, individually or in the aggregate, to the business, condition or prospects of any Grantor.

          The Grantors agree at all times to keep accurate and complete accounting records with respect to the Collateral, including a record of all payments and Proceeds received.

          SECTION 2.02.  No Assumption of Liability.  The Security Interest is
                         ---------------------------
granted as security only and shall not subject the Security Agent or any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any of the Collateral.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES

          The Grantors jointly and severally represent and warrant to the Security Agent and the Lenders that:

          SECTION 3.01.  Title and Authority.  Each of the Grantors has good and
                         --------------------
valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder (other than Trademarks which are not, individually or in the aggregate, material to any Grantor's business, condition or prospects) and has full power and authority to grant to the Security Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

          SECTION 3.02.  Filings.   (a) The Perfection Certificate has been duly
                         --------
prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Security Agent for filing in each governmental, municipal or other office specified in Schedule 5 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings, required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States registered trademarks and registered copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Security Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          (b) Each Grantor shall ensure and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and delivered for recording within one month after the execution of this Agreement with respect to United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Security Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of Licenses, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Licenses, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          SECTION 3.03.  Validity of Security Interest.  The Security Interest
                         ------------------------------
constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section
3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions, and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the one-month period (commencing as of the date hereof) pursuant to 15 U.S.C. (S) 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. (S) 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens that the Credit Agreement expressly permits to be prior to the Security Interest.

          SECTION 3.04.  Absence of Other Liens.  The Collateral is owned by the
                         -----------------------
Grantors free and clear of any Lien, except for Liens expressly permitted by the Credit Agreement. Other than as contemplated hereby, none of the Grantors has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.


ARTICLE IV.  COVENANTS

          SECTION 4.01.  Change of Name; Location of Collateral; Records; Place
                         ------------------------------------------------------
of Business.  (a)  Each of the Grantors agrees promptly to notify the Security
------------
Agent of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility) or
(iii) in its identity or corporate structure.

          SECTION 4.02.  Periodic Certification.  Within 45 days after the
                         -----------------------
Effective Date, the Borrower shall deliver to the Security Agent a certificate executed by a financial officer and the chief legal officer of the Borrower setting forth, with respect to each filing, recording or registra tion contemplated by Section 3.02, the filing office, date and file number thereof and attaching true, correct and complete acknowledgement copies of each such filing, recording or registration. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to
Section 5.01 of the Credit Agreement, the Borrower shall deliver to the Security Agent a certificate executed by a financial officer and the chief legal officer of the Borrower (a) setting forth the information with respect to the Grantors required pursuant to Section 2 of the Perfection Certificate, (b) certifying that all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate, (c) setting forth, with respect to each filing, recording or registration (including each refiling, rerecording or reregistration) made since the date of the Perfection Certificate or the most recent certificate delivered pursuant to this Section, the filing office, date and file number thereof, and (d) attaching true, correct and complete acknowledgement copies of each such filing, recording or registration not theretofore delivered to the Security Agent.

          SECTION 4.03.  Protection of Security.  Each of the Grantors shall, at
                         -----------------------
its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Security Agent in the Collateral and the priority thereof against any Lien not expressly permitted under the Credit Agreement.

          SECTION 4.04.  Further Assurances.  Each of the Grantors agrees, at
                         -------------------
its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Security Agent or any of the Lenders may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Security Agent, duly endorsed in a manner satisfactory to the Security Agent.

          Without limiting the generality of the foregoing, each Grantor hereby agrees, promptly upon receipt of notice from the Security Agent, to supplement this Agreement by supplementing Schedule I, II or III hereto or adding additional schedules hereto to specifically identify any asset or item that constitutes Copyrights, Licenses, or

Trademarks. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Security Agent of the specific identification of such Collateral.

          SECTION 4.05.  Taxes; Encumbrances.  At its option, the Security Agent
                         --------------------
may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any of the Grantors fails to do so as required by the Credit Agreement or this Agreement, and each of the Grantors jointly and severally agrees to reimburse the Security Agent on demand for any payment made or any expense incurred by the Security Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section
                             --------  -------
shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Security Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the Credit Agreement.

          SECTION 4.06.  Continuing Obligations of the Grantors.  Each of the
                         ---------------------------------------
Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Grantors jointly and severally agree to indemnify and hold harmless the Security Agent and the Secured Parties from and against any and all liability for such performance.

          SECTION 4.07.  Use and Disposition of Collateral.  None of the
                         ----------------------------------
Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that unless and until the Security Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

          SECTION 4.08.  Covenants Regarding License, Trademark and Copyright
                         ----------------------------------------------------
Collateral.  (a)  Each Grantor (either itself or through its licensees or its
-----------
sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (b) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (c) Each Grantor shall notify the Security Agent immediately if it knows or has reason to know that any Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (d) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly (or, in the case of Trademarks and Copyrights which are not, individually or in the aggregate, material to any Grantor's business, condition or prospects, no less frequently than on a quarterly basis) informs the Security Agent, and, upon request of the Security Agent, executes and delivers any and all agreements, instruments, documents and papers as the Security Agent may request to evidence the Security Agent's security interest in such Trademark or Copyright, and each Grantor hereby appoints the Security Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (e) Each Grantor will take all reasonably necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of the Trademarks and Copyrights which is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

          (f) In the event that any Collateral consisting of a Trademark or Copyright material to the conduct of any Grantor's business is believed infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Security Agent after it obtains knowledge thereof and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution (or, in the event any third party is contractually entitled to maintain any such suit, such Grantor shall pursue all its available remedies, including, if applicable, by demanding such third party to commence such suit and pursue such recovery), and take such other actions as are appropriate under the circumstances to protect such Collateral.

          (g) Each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License or Trademark License to effect the assignment of all of the Grantors' right, title and interest thereunder to the Security Agent or its designee.


ARTICLE V.  REMEDIES

          SECTION 5.01.  Remedies upon Default.  Upon the occurrence and during
                         ----------------------
the continuance of an Event of Default, each of the Grantors agrees to deliver each item of Collateral to the Security Agent on demand, and it is agreed that the Security Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Security Agent, or to license or, to the extent permitted by applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Security Agent shall determine (other than in violation of the Trademark Agreements or any other then-existing licensing arrangements to the extent that waivers have not been obtained in the Trademark Collateral Agreement or cannot otherwise be obtained), and with or without legal process and with or without previous notice or demand for performance, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each of the Grantors agrees that the Security Agent shall have the right, subject to the mandatory requirements of current law, to sell, assign or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Security Agent shall deem appropriate. The Security Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Security Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any of the Grantors, and each of the Grantors hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Security Agent shall give the Grantors 10 days' written notice (which each of the Grantors agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Security Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Security Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Security Agent may (in its sole and absolute discretion) determine. The Security Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Security Agent until the sale price is paid by the purchaser or purchasers thereof, but the Security Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any of the Grantors (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any of the Grantors as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any of the Grantors therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Security Agent shall be free to carry out such sale pursuant to such agreement and none of the Grantors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Security Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Security Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 5.02.  Application of Proceeds.  The Security Agent shall
                         ------------------------
apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Agent or the Security Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Security Agent hereunder or under any other Loan Document on behalf of any of the Grantors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Security Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.
Upon any sale of the Collateral by the Security Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Security Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Security Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 5.03.  Grant of License to Use Intellectual Property.  For the
                         ----------------------------------------------
purpose of enabling the Security Agent to exercise rights and remedies under this Article at such time as the Security Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Security Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof (other than in violation of any Trademark Agreements or any other then-existing licensing arrangements to the extent that waivers have not been obtained in the Trademark Collateral Agreement or cannot otherwise be obtained). The use of such license by the Security Agent shall be exercised, at the option of the Security Agent, upon the occurrence and during the continuation of an Event of Default; provided that any
                                                               --------
license, sub-license or other transaction entered into by the Security Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


 ARTICLE VI.  MISCELLANEOUS

          SECTION 6.01.  Notices.  All communications and notices hereunder
                         --------
shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Borrower at the address specified in the Credit Agreement for notices to the Borrower thereunder.

          SECTION 6.02.  Security Interest Absolute.  All rights of the Security
                         ---------------------------
Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument;
(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

          SECTION 6.03.  Survival of Agreement.  All covenants, agreements,
                         ----------------------
representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 6.04.  Binding Effect; Several Agreement.  This Agreement
                         ----------------------------------
shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Security Agent and a counterpart hereof shall have been executed on behalf of the Security Agent, and thereafter shall be binding upon such Grantor and the Security Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Security Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 6.05.  Successors and Assigns.  Whenever in this Agreement any
                         -----------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Security Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 6.06.  Security Agent Appointed Attorney-in-Fact.  Each of the
                         ------------------------------------------
Grantors hereby appoints the Security Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Security Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Security Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Security Agent's name or in the name of any Grantor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Grantor representing any dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided,
                                                                     --------
however, that nothing herein contained shall be construed as requiring or
-------
obligating the Security Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Security Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Security Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Security Agent or any other Secured Party.

          SECTION 6.07.  Security Agent's Fees and Expenses; Indemnification.
                         ----------------------------------------------------
(a) Each of the Grantors jointly and severally agrees to pay upon demand to the Security Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Security Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Security Agent hereunder or (iv) the failure of the Grantors to perform or observe any of the provisions hereof.

          (b) Without limitation of their indemnification obligations under the other Loan Documents, each of the Pledgors jointly and severally agrees to indemnify the Security Agent from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by the Security Agent in connection with any investigative, administrative or judicial proceeding relating hereto or to the Collateral, whether or not the Security Agent is a party thereto; provided that the Security Agent shall not have the
                          --------
right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

          (c) Any such amounts payable as provided here under shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Security Agent or any Bank. All amounts due under this Section shall be payable on written demand therefor.

          SECTION 6.08.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         --------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6.09.  Waivers; Amendment.  (a)  No failure or delay of the
                         -------------------
Security Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Security Agent hereunder and of the Security Agent, the Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Security Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.05 of the Credit Agreement.

          SECTION 6.10.  Waiver of Jury Trial.  Each of the parties hereto
                         ---------------------
irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby.

          SECTION 6.11.  Severability.  In the event any one or more of the
                         ------------
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 6.12.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 6.04), and shall become effective as provided in Section 6.04.

          SECTION 6.13.  Headings.  Article and Section headings used herein are
                         --------
for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION  6.14.  Jurisdiction; Consent to Service of Process.  (a) Each
                          -------------------------------------------
Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Security Agent or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 6.15.  Termination.  This Agreement and the Security Interest
                         ------------
shall terminate when all the Obligations (other than obligations of the Borrower under Section 10.03(b) of the Credit Agreement, or any other indemnification provisions contained in the Loan Documents, in respect of claims which have not then been asserted) have been indefeasibly paid in full and the Lenders have no further commitment to lend or to issue Letters of Credit under the Credit Agreement, at which time the Security Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar customary documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Security Agent. Each Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released in the event that all the capital stock of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall
                                        --------
have consented to such sale, transfer or other disposition and the terms of such consent did not provide otherwise.

          SECTION 6.16.  Additional Grantors.  Upon execution and delivery by
                         --------------------
the Security Agent and a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Grantor and Grantor hereunder with the same force and effect as if originally named as a Subsidiary Grantor and Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         BRYLANE, L.P.,

                         by  VGP CORPORATION, General Partner

                         by /s/ Mark J. Doran
                           ---------------------------
                           Name:  Mark J. Doran
                           Title: Vice President, Treasurer
                                  and Secretary


                         B.L. CATALOG DISTRIBUTION, INC.,

                         by /s/ Robert A. Pulciani
                            ---------------------------
                            Name:  Robert A. Pulciani
                            Title: Executive Vice President,
                                   Chief Financial Officer,
                                   Secretary and Treasurer

                         B.L. CATALOG DISTRIBUTION PARTNERSHIP,

                         by B.L. CATALOG DISTRIBUTION
                            INC., General Partner,

                         by /s/ Robert A. Pulciani
                           ---------------------------
                           Name:  Robert A. Pulciani
                           Title: Executive Vice President,
                                  Chief Financial Officer,
                                  Secretary and Treasurer


                         by BRYLANE, L.P., General
                                    Partner

                         by  VGP CORPORATION, General
                                  Partner

                         by /s/ Mark J. Doran
                           ---------------------------
                           Name:  Mark J. Doran
                           Title: Vice President, Treasurer
                                  and Secretary


                         B.L. MANAGEMENT SERVICES, INC.,

                         by /s/ Robert A. Pulciani
                           ---------------------------
                           Name:  Robert A. Pulciani
                           Title: Executive Vice President,
                                  Chief Financial Officer,
                                  Secretary and Treasurer

                         B.L. MANAGEMENT SERVICES PARTNERSHIP,

                         by B.L. MANAGEMENT SERVICES
                             INC., General Partner,

                         by /s/ Peter J. Canzone
                           ---------------------------
                           Name:  Peter J. Canzone
                           Title: Chief Executive Officer


                         by B.N.Y. SERVICE CORP., General
                              Partner,


                         by /s/ Peter J. Canzone
                           ---------------------------
                           Name:  Peter J. Canzone
                           Title: President and
                                  Chief Executive Officer


                         B.N.Y. SERVICE CORP.

                         by /s/ Peter J. Canzone
                           ---------------------------
                           Name:  Peter J. Canzone
                           Title: President and
                                  Chief Executive Officer



                         K.S. MANAGEMENT SERVICES, INC.

                         by /s/ Peter J. Canzone
                           ---------------------------
                           Name:  Peter J. Canzone
                           Title: Chief Executive Officer

                         C.O.B. MANAGEMENT SERVICES, INC.

                         by /s/ Peter J. Canzone
                           ---------------------------
                           Name:  Peter J. Canzone
                           Title: President and Chief
                                  Executive Officer


                         CHADWICK'S TRADENAME SUB, INC.

                         by /s/ Peter J. Canzone
                           ---------------------------
                           Name:  Peter J. Canzone
                           Title: President and Chief
                                  Executive Officer

                         MORGAN GUARANTY TRUST COMPANY OF
                         NEW YORK,
                         as Security Agent,

                         by
                           ---------------------------
                           Title:

                                                                      ANNEX 1 to
                                                              Security Agreement


                    SUPPLEMENT NO.     dated as of       , 199 , to the Security
               Agreement dated as of December 9, 1996 among BRYLANE, L.P., a Delaware limited partnership (the "Borrower"), the subsidiaries
                                                  --------
               of the Borrower listed on Schedule 1 thereto and such other subsidiaries of the Borrower as shall become parties thereto pursuant to Section 6.16 thereof (collectively, the "Subsidiary
                                                                    ----------
               Grantors", the Borrower and the Subsidiary Grantors being
               --------
               collectively called the "Grantors"); and MORGAN GUARANTY TRUST
                                        --------
               COMPANY OF NEW YORK, a Delaware corporation, as security agent (in such capacity, the "Security Agent") for the Secured Parties,
                                       --------------
               as defined therein.

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

          B. The Borrower and the Subsidiary Grantors have entered into the Security Agreement in order to induce the Lenders to extend credit under the Credit Agreement. The Security Agreement provides that additional Subsidiaries may become Subsidiary Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Pursuant to the Credit Agreement, the undersigned Subsidiary (the "New Subsidiary Grantor") is
                                                   ----------------------
required to become a Subsidiary Grantor under the Security Agreement. The New Subsidiary Grantor desires to become a Subsidiary Grantor and Grantor under the Security Agreement in order to induce the Lenders to continue to extend credit under the Credit Agreement and as consideration therefor.

          Accordingly, the Security Agent and the New Subsidiary Grantor agree as follows:

          SECTION 1. In accordance with the Security Agreement, the New Subsidiary Grantor by its signature hereto shall become a Subsidiary Grantor and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Grantor and Grantor and the New Subsidiary Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Grantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Grantor and Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary Grantor, as security for the payment or performance, as the case may be, of the Obligations, does hereby create, grant, assign, set over, mortgage, pledge, hypothecate and transfer to the Security Agent, its successors and its assigns, for the benefit of the Secured Parties, a security interest in all of the Subsidiary Grantor's right, title and interest in, to and under the Collateral. Each reference to a "Grantor" or a "Subsidiary Grantor" in the Security Agreement shall be deemed to include the New Subsidiary Grantor, and each reference to the "Security Interest" in the Security Agreement shall be deemed to include the security interest granted under this Section 1. The Security Agreement is hereby incorporated herein by reference.

          SECTION 2. This Supplement shall become effective when the Security Agent shall have received a counterpart of this Supplement executed on behalf of the New Subsidiary Grantor.

          SECTION 3. The New Subsidiary Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the New Subsidiary Grantor and constitutes a valid and binding obligation of the New Subsidiary Grantor, enforceable against it in accordance with its terms.

          SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

          SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provi sions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions herein with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          SECTION 8. The New Subsidiary Grantor agrees to reimburse the Security Agent for its reasonable out-of-pocket expenses in connection with this Supplement, includ ing the reasonable fees and expenses of counsel for the Security Agent.


          IN WITNESS WHEREOF, the New Subsidiary Grantor and the Security Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                                    [NAME OF NEW SUBSIDIARY GRANTOR],
                                      by
                                        -------------------------
                                        Name:
                                        Title:
                                        Address:
                                                -----------------

                                                -----------------

                                                -----------------

                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK, as
                                    Security Agent,

                                      by
                                        -------------------------
                                        Name:

                                        Title: